UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2008

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-5556 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)	32117 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2008, Consolidated-Tomoka Land Co. (the “Company”) filed a Form 8-K (the “March 17 Form 8-K”) in connection with the resignation of Mr. James E. Jordan from the Board of Directors of the Company.  The Company provided Mr. Jordan with a copy of the March 17 Form 8-K in accordance with Item 5.02 of Form 8-K.  On March 20, 2008, Mr. Jordan sent the Company a letter in response to the disclosure made in the Company’s March 17 Form 8-K, which is filed herewith as Exhibit 17.2 to this Amendment No. 1 to the Original 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

17.2	Letter dated March 20, 2008, from Mr. James E. Jordan

Click to view letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2008
Consolidated-Tomoka Land Co. By: /s/William H. McMunn William H. McMunn, President and Chief Executive Officer